                     EIGHTH AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

     THIS DOCUMENT is entered into as of May 2, 2000, between MATRIX BANCORP, INC., a Colorado corporation ("Borrower"), the Lenders described below, and U.S. Bank National Association, as Agent for Lenders.

     Borrower, Lenders, and Agent are party to the Credit Agreement (as renewed, extended, and amended, the "Credit Agreement") dated as of March 12, 1997, providing for a $10,000,000 Term Loan and a Revolving Facility of up to $10,000,000. Borrower, Lenders, and Agent have agreed, upon the following terms and conditions, to amend the Credit Agreement as further described herein.

1. TERMS AND REFERENCES. Unless otherwise stated in this document (A) terms defined in the Credit Agreement have the same meanings when used in this document and (B) references to "Sections," "Schedules," and "Exhibits" are to the Credit Agreement's sections, schedules, and exhibits.

2. AMENDMENT. Section 8.4 of the Credit Agreement is entirely amended as follows:

               "8.4 Distributions. Borrower may not pay or declare any Distributions except for Distributions consisting of redemption or repurchases of the stock of the Borrower after the date of the Eighth Amendment hereof provided that: (a) no Default or Potential Default exists or would be created by such Distributions; and (b) total consideration paid by the Borrower in respect of such Distributions does not exceed the lesser of (i) $3,000,000, or (ii) the amount of any lesser restriction of such redemptions provided in any indenture, loan, note issuance, reimbursement or other credit agreement is to which the Borrower is a party."

3. CONDITIONS PRECEDENT. Notwithstanding any contrary provision, the foregoing paragraphs in this document are not effective unless and until (A) the representations and warranties in this document are true and correct, and (B) Agent receives counterparts of this document executed by Agent, Lenders, Borrower, and each other Company named on the signature pages of this document.

4. RATIFICATIONS. To induce Agent and Lenders to enter into this document, Borrower (A) ratifies and confirms all provisions of the Loan Documents as amended by this document, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional agreements, and certificates as Agent or any Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

5. REPRESENTATIONS. To induce Agent and Lenders to enter into this document, Borrower represents and warrants to Agent and Lenders that as of the date of this document (A) each Company has all requisite authority and power to execute, deliver, and perform its obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate corporate charter or bylaws or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound, (B) upon execution


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and delivery by all parties to it, this document will constitute each Company's legal and binding obligation, enforceable against it in accordance with this document's terms except as that enforceability may be limited by Debtor Laws and general principles of equity, (C) all other representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (D) no Material-Adverse Event, Default, or Potential Default exists.

6. EXPENSES. Borrower shall, subject to a contrary written agreement between Agent and Borrower, pay all costs, fees, and expenses paid or incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related agreements.

7. MISCELLANEOUS. All references in the Loan Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this document. This document is a "Loan Document" referred to in the Credit Agreement; therefore, the provisions relating to Loan Documents in Sections 1 and 12 are incorporated in this document by reference. Except as specifically amended and modified in this document, the Credit Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to Section 12.12. This document and the other Loan Documents represent the final agreement between the parties in respect of the matters covered by the Loan Documents and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties. There are no unwritten oral agreements between the parties.

   EXECUTED as of the date first stated in this Eighth Amendment to Credit Agreement.

MATRIX BANCORP, INC. (formerly Matrix    BANK ONE, TEXAS, N.A., as a Lender
Capital Corporation) as Borrower

By: /s/ Guy A. Gibson                    By: /s/ Carol L. Whitley
   ----------------------------------       -------------------------------

Title: CEO and President                 Title: Vice President
      -------------------------------          ----------------------------

U.S. BANK NATIONAL ASSOCIATION,          RESIDENTIAL FUNDING
CORPORATION,
as Agent and as a Lender                 as a Lender

By: /s/ Mark Bagley                      By: /s/ Mitchell Nomura
   ----------------------------------       -------------------------------

Title: Vice President                    Title: Director
      -------------------------------          ----------------------------

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                             CONSENT AND AGREEMENT
                             ---------------------

     To induce Agent and Lenders to enter into this document, the undersigned jointly and severally (a) consent and agree to this document's execution and delivery, (b) ratify and confirm that all guaranties, assurances, Liens, and subordinations granted, conveyed, or assigned to Agent or any Lender under the Loan Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agree to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, agreements, instruments, and certificates as Agent or any Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, Liens, and subordinations, (d) represent and warrant to Agent and Lenders that
(i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, Liens, and subordinations are reasonably worth at least as much as the related liability and obligation, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and (iii) each undersigned is -- and after giving effect to those guaranties, assurances, Liens, subordinations, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), each undersigned will be -- Solvent, and (e) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Agent and Lenders and their respective successors and permitted assigns.

MATRIX FINANCIAL SERVICES                  UNITED CAPITAL MARKETS, INC.
CORPORATION

By: /s/ George R. Bender                   By:   /s/ Robert Fredericksen
   -----------------------------------        ---------------------------------

Title: President                           Title: President
      --------------------------------           ------------------------------

MATRIX FUNDING CORPORATION                 UNITED FINANCIAL, INC.
By: /s/ Guy A. Gibson                      By:   /s/ Carl de Rozario
   -----------------------------------        ---------------------------------

Title: President                           Title: President
      --------------------------------           ------------------------------

UNITED SPECIAL SERVICES, INC.              VINTAGE DELAWARE HOLDINGS,
                                           INC.
By: /s/ James Panero                       By: /s/ Paul E. Skretny
   -----------------------------------        ---------------------------------

Title: President                           Title: President
      --------------------------------           ------------------------------

FIRST MATRIX INVESTMENT SERVICES CORP.     THE VINTAGE GROUP, INC.

By: /s/ Kent R. Snodgrass                  By: /s/ Paul E. Skretny
   -----------------------------------        ---------------------------------

Title: CEO and President                   Title: President
      --------------------------------           ------------------------------

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